united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23765

AOG Institutional Diversified Master Fund

(Exact name of registrant as specified in charter)

11911 Freedom Drive, Suite 730, Reston, VA 20190

(Address of principal executive offices) (Zip code)

Michelle Whitlock

11911 Freedom Drive, Suite 730, Reston, VA 20190

(Name and address of agent for service)

Registrant's telephone number, including area code: 703-757-8020

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

ITEM 1. REPORTS TO SHAREHOLDERS.

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

AOG Institutional Diversified Fund

Annual Report

September 30, 2022

This Page Intentionally Left Blank

1

The AOG Institutional Diversified Fund (AOGFX) (the “Fund”) was created to equip investors and advisors with a tool to parallel the investment philosophy employed by most large university endowment funds, pension funds, sovereign wealth funds and institutional investors. The Fund’s objective is to provide attractive risk adjusted returns with a focus on both income and growth. By allocating to Private Real Estate, Private Equity and Private Debt investments, we believe the Fund is providing a complement to the standard 60% Stock and 40% Bond (60/40) Portfolio.

The Fund opened to investors in January of 2022 and began investing assets in February of 2022. Through that initial ramp up phase we missed capturing some of the more robust returns experienced by both Real Estate and Private Equity during the first quarter of 2022. Therefore, while the Year to Date (YTD) returns of the Fund compare favorably to the returns of a typical 60/40 portfolio, it does not fully reflect the performance of the various asset classes on a year-to-date basis. Through September 2022 the Fund has returned 2.33% while a 60% S&P 500 Index/40% Bloomberg Aggregate Bond Index portfolio has returned (-20.7%).

In April, some short-term allocations were made to liquid equity ETFs. This ensured that capital was appropriately invested to try and take advantage of the first quarter stock market correction. The Fund’s holdings in equity ETFs have been sold and the capital redeployed into the three main asset classes which are the focus of the Fund. For the foreseeable future, we anticipate that the Fund’s target allocation will be 50% Real Estate, 25% Private Equity and 25% Private Debt.

The Real Estate and Private Equity elements of the portfolio both started the year with very strong performance, but that began to taper off as rising interest rates began to place downward pressure on valuations. The Real Estate category contributed favorably to the YTD returns by adding approximately 4% to the overall return. Private Equity, Private Debt and Public Equity detracted from the annual return by (-0.75%), (-0.65%) and (-0.50%) respectively. While we believe that interest rate increases will eventually lead to higher dividend payments in the Private Credit Sector, the fear of a recession and potential credit impairment caused downward pressure on short term pricing of the loans in these portfolios. Historically, while both Private Credit and Private Equity mark down during recessions and market corrections, high demand Real Estate tends to have more resiliency and less volatility than the overall market.

Additionally, we believe that Private Equity serves as a robust portfolio diversifier since fund managers can call and deploy capital at opportune times (especially in down cycles) to secure assets at accretive valuations. As of the end of the 3rd Quarter of 2022 the Fund has one investment subject to capital calls. We expect more of these investments will be added in the future.

The investment objective of the Fund is to see to provide total return. We believe that including these assets in a portfolio accessible to Accredited Investors levels the “playing field” with not only Qualified Purchasers, but also Institutional Investors who have long enjoyed access to these funds. We further believe that utilizing the 1940 Act structure democratizes this investment strategy in a tax efficient way (1099 reporting vs K1), eases administration (one subscription document vs 24 or more prospectuses and applications) and pools capital in the Fund to access funds that might require $5M to $25M minimum single investments that would be unreachable for most investors. We also believe that creating and advising this Fund through a Retail Registered Investment Advisor allows for broad diversification to many investment platforms in a way that would be difficult for a major distributor to duplicate.

James Ortlip

Chief Investment Officer

2

AOG Institutional Diversified Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the period ended September 30, 2022, compared to its benchmark:

Since Inception (12/31/2021)
AOG Institutional Diversified Fund	2.33%
S&P 500 Total Return Index (a)	(23.87)%

Comparison of the Change in Value of a $10,000 Investment

(a)	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

*	The Fund’s total annual operating expenses, including underlying funds, is 2.40%, per the December 15, 2021 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-877-600-3573.

Holdings By Asset Class as of September 30, 2022	% of Net Assets
Master Fund	100.2%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

3

AOG Institutional Diversified Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in Master Fund, at Cost	$49,131,053
Investments in Master Fund, at Value	$49,538,077
Due from adviser	8,425
Deferred offering costs	17,286
Total Assets	49,563,788

Liabilities:
Accrued audit fees	30,000
Accrued offering costs	68,583
Accrued administration fees	7,818
Accrued transfer agency fees	2,838
Accrued professional fees	2,521
Accrued fund accounting fees	1,066
Total Liabilities	112,826

Net Assets	$49,450,962

Total Shares of Beneficial Interest Outstanding
($0 par value, unlimited shares authorized)	3,218,107

Net Asset Value and Offering Price Per Share
(Net assets / Total shares of beneficial interest outstanding)	$15.37

Composition of Net Assets:
Paid-in-Capital	$49,236,128
Accumulated Earnings	214,834
Net Assets	$49,450,962

See accompanying notes to financial statements.

4

AOG Institutional Diversified Fund
STATEMENT OF OPERATIONS
For The Period* Ended September 30, 2022

Net Investment Income (Loss) Allocated From the Master Fund:
Dividend and Interest Income	$348,153
Expenses	(229,449)
Net Investment Income Allocated From the Master Fund	118,704

Fund Expenses:
Administration Fees	85,668
Audit Fees	30,000
Transfer Agent Fees	26,348
Fund Accounting Fees	10,468
Compliance Officer Fees	2,521
Offering costs	51,297
Miscellaneous Expenses	525
Total Expenses	206,827
Less: Expenses Waived by the Adviser	(8,425)
Net Expenses	198,402
Net Investment Loss	(79,698)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments Allocated From Master Fund	(234,482)
Distributions of Realized Gains by Underlying Investment Companies Allocated From Master Fund	79,118
Net Realized Loss	(155,364)

Net Change in Unrealized Appreciation on Investments Allocated From Master Fund	407,024

Net Unrealized Gain on Investments	251,660

Net Increase in Net Assets Resulting From Operations	$171,962

*	The AOG Institutional Diversified Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

5

AOG Institutional Diversified Fund
STATEMENT OF CHANGES IN NET ASSETS

Period* Ended
September 30,
2022

Operations:
Net Investment Loss	$(79,698)
Net Realized Loss on Investments	(234,482)
Distributions of Realized Gains by Underlying Investment Companies	79,118
Net Change in Unrealized Appreciation on Investments	407,024
Net Increase in Net Assets Resulting From Operations	171,962

Beneficial Interest Transactions:
Proceeds from Shares Issued	49,179,000
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	49,179,000

Net Increase in Net Assets	49,350,962

Net Assets:
Beginning of Period	100,000
End of Period	$49,450,962

Share Activity:
Shares Issued	3,211,440
Net Increase in Total Shares Outstanding	3,211,440

*	The AOG Institutional Diversifed Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

6

AOG Institutional Diversified Fund
STATEMENT OF CASH FLOWS
For The Period* Ended September 30, 2022

Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting From Operations	$171,962
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of Long-Term Portfolio Investments	(49,131,053)
Change in Unrealized Appreciation on Investments	(407,024)

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Due From Investment Adviser	(8,425)
Deferred Offering Costs	(17,286)
Increase/(Decrease) in Liabilities:
Accrued Audit Fees	30,000
Accrued offering costs	68,583
Accrued Administration Fees	7,818
Accrued Transfer Agency Fees	2,838
Accrued Professional Fees	2,521
Accrued Fund Accounting Fees	1,066
Net Cash Used for Operating Activities	(49,279,000)

Cash Flows From Financing Activities:
Proceeds from Shares Issued	49,179,000
Net Cash Provided by Financing Activities	49,179,000

Net Increase in Cash	(100,000)
Cash at Beginning of Period	100,000
Cash at End of Period	$-

*	The AOG Institutional Diversifed Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

7

AOG Institutional Diversified Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period.

Period* Ended
September 30,
2022

Net Asset Value, Beginning of Period	$15.00
Income From Operations:
Net investment loss (a)	(0.06)
Net gain from investments (both realized and unrealized)	0.43
Total from operations	0.37

Net Asset Value, End of Period (d)	$15.37

Total Return (b, c, d)	2.47%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$49,451
Ratio of Expenses to Average Net Assets (e,f)	2.65%
Ratio of Expenses to Average Net Assets (excluding waivers) (e,f)	2.71%
Ratio of Net Investment Loss to Average Net Assets (e,f)	(0.49)%

*	The AOG Institutional Diversifed Fund commenced operations on December 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not Annualized.

(d)	Includes adjustments made in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement purposes and the returns based upon those net assets may differ from the net asset values and returns used for shareholder processing.

(e)	Annualized.

(f)	Includes income and expenses allocated from the Master Fund.

See accompanying notes to financial statements.

8

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	ORGANIZATION

The AOG Institutional Diversified Fund (the “Auction Fund”) is a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. The Auction Fund commenced operations on December 31, 2021.

The Auction Fund and the AOG Institutional Diversified Tender Fund (the “Tender Offer Fund”) together are “Feeder Funds”. As of September 30, 2022, the Tender Offer Fund has not commenced operations.

In pursuing its investment objective, each Feeder Fund invests substantially all of its assets in the AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. Each Feeder Fund’s portfolio typically will consist solely of the Master Fund’s shares (together with the Feeder Fund Shares, “Shares”). Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund. This form of investment structure is commonly known as a “master feeder” structure. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. The investment objective of each Fund is non-fundamental and, therefore, may be changed without the approval of the shareholders of any Fund (together “Shareholders”). For the convenience of the reader, references to each Feeder Fund’s investments also refer to the Master Fund’s investments and references to the risks of investing in the Master Fund also refer to the risks of investing in each Feeder Fund, except as otherwise provided. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Auction Fund’s financial statements.

As of September 30, 2022, the Auction Fund has a 100% ownership interest in the Master Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Auction Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Auction Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Net Asset Value Determination – The Auction Fund calculates its Net Asset Value (“NAV”) as of the close of business on the last business day of each calendar month, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board of Trustees (the “Board”) shall determine (each, a “Determination Date”). In determining its NAV, the Auction Fund values its investments as of the relevant Determination Date. The NAV of each Fund equals the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Investment in the Master Fund – The Auction Fund’s investment in the Master Fund is valued at an amount equal to the net asset value of the investment without discount or premium, which approximates fair value. Income, expense and net realized gain (losses) of the Master Fund, are allocated each month to the Auction Fund based on its pro -rata ownership of the Master Fund. The more relevant disclosure regarding fair value measurements impacting the Auction Fund is related to the Master Fund’s investment portfolio. Such disclosure can be found in the Notes to the Master Fund’s attached financial statements.

Valuation of Investments – Because each Feeder Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of each Feeder Fund depends on the value of its pro rata interest in the Master Fund investments. The Adviser oversees the valuation of each Fund’s investments on behalf of each Fund. The Board has approved valuation procedures for each Fund, which are in substance identical (the “Valuation Procedures”).

9

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The Valuation Procedures provide that the Master Fund will value its investments in funds, including privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”) and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Master Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in each Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Master Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

Market quotations will not be readily available for most of the Master Fund’s investments. To the extent the Funds hold securities or other instruments that are not investments in Private Markets Investment Funds or direct private equity investments, the Funds will generally value such assets as described below.

Equity Securities - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities - If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund’s or the Master Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

10

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Valuation of Fund of Funds - The Master Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Master Fund will not change.

Exchange-Traded Funds - The Master Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Master Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Fair Value Procedures - Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee established by the Board. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of a Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

The Auction Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

11

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2022 for the Auction Fund’s assets measured at fair value:

				Investments
Assets	Level 1	Level 2	Level 3	Valued at NAV*	Total
Master Fund	$—	$—	$—	$49,538,077	$49,538,077
Total	$—	$—	$—	$49,538,077	$49,538,077

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

There were no transfers into or out of Levels 2 or 3 during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Expenses – Each Feeder Fund, and therefore, Shareholders, bears all expenses incurred in the business of such Feeder Fund, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Master Fund is subject as an investor in the private markets investment funds. Each Feeder Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares.

Offering Costs – Offering costs will be amortized on a straight line basis over the first twelve months of the Master Fund’s operations. Offering costs consist primarily of legal fees in connection with the preparation of the initial registration statement and related filings. As of September 30, 2022, the total offering costs amounted to $51,297.

Federal Income Taxes – Each Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the year ended September 30, 2022. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

12

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex -dividend date. Distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – In the normal course of business the Auction Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Auction Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Auction Fund. The Auction Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that risk of loss to the Auction Fund in connection with the Auction Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Auction Fund.

3.	AGREEMENTS

AOG Wealth Management serves as the Funds’ investment adviser (the “Adviser”). In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Net Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Feeder Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of each Feeder Fund. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund.

The Adviser voluntarily agreed to reimburse the Auction Fund for all expenses accrued for the month ended January 31, 2022. Such reimbursement amounted to $8,425.

4.	PURCHASE, EXCHANGE AND REPURCHASE OF SHARES

Only Shares of the Auction Fund are available for purchase by prospective investors. During the first 12-18 months of the Auction Fund’s operations, investors (i) will be able to purchase Auction Fund Shares monthly directly from the Auction Fund at their net asset value (“NAV”) calculated as of the last business day of each month, and (ii) will not be able to sell or redeem their Auction Fund Shares.

Beginning approximately 12-18 months following the date the Auction Fund commences operations, the Auction Fund may accept initial and additional purchases of Shares through an auction conducted via The Nasdaq Private Market, LLC and its registered broker dealer and alternative trading system subsidiary, NPM Securities, LLC (the “Nasdaq Private Market”). As of September 30, 2022, the Auction Fund has not accepted purchases of Shares through the Nasdaq Private Market.

13

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Auction Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation as of September 30, 2022, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$49,131,053	$407,024	$—	$407,024

6.	TAX COMPONENTS OF CAPITAL

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$(36,826)	$—	$(155,364)	$407,024	$214,834

The difference between book basis and tax basis accumulated ordinary income/(loss), accumulated net realized losses and other book/tax differences are primarily attributable to the tax adjustments related to the Fund’s Investment in the AOG Institutional Diversified Master Fund.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $36,826.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Fund for the fiscal period ended September 30, 2022 as follows:

Paid In	Distributable
Capital	Earnings
$(42,872)	$42,872

7.	RISKS

Investment in a Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in a Fund are set forth below.

Certain risk factors below discuss the risks of investing in Private Markets Investment Funds. The Fund will be exposed to such risks indirectly through its investment in the Master Fund.

Equity Securities Risk - When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer -specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to other instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed and there is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

14

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Real Estate Securities Risks - The Fund may invest in publicly-traded and non-traded real estate investment trusts (“REITs”) or Private Markets Investment Funds that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such (a “REIT Subsidiary”). As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by, among other things: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage.

REIT Risk - REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Restricted and Illiquid Investments Risk - The Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Private Markets Investment Funds - The managers of the Private Markets Investment Funds in which the Master Fund may invest may have relatively short track records and may rely on a limited number of key personnel. The portfolio companies in which the Private Markets Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. The Master Fund will not necessarily have the opportunity to evaluate the information that a Private Markets Investment Fund uses in making investment decisions.

Master-Feeder Structure - The Feeder Funds and the Master Fund are part of a “master-feeder” structure. While it currently has no intention to do so, the Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the United States. Because each Feeder Fund may be subject to different investment minimums, feeder-specific expenses and other terms, one Feeder Fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Feeder Funds. In addition, because each Feeder Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in a Feeder Fund. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Shares repurchased, this may reduce the amount of a Feeder Fund’s Master Fund Shares that may be repurchased by the Master Fund and, therefore, the amount of Feeder Fund Shares that may be repurchased by a Feeder Fund.

15

AOG Institutional Diversified Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

8.	CAPITAL SHARE TRANSACTIONS

For the period ended September 30, 2022, capital share transactions were as follows:

	Shares	Dollars
Shares issued	3,211,440	$49,179,000
Shares redeemed	—	—
Net Capital Share Transactions	3,211,440	$49,179,000

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

AOG Institutional Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AOG Institutional Diversified Fund (the “Fund”), as of September 30, 2022, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period December 31, 2021 (commencement of operations) through September 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period December 31, 2021 through September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of AOG Institutional Diversified Fund since 2022.

Philadelphia, Pennsylvania

November 29, 2022

17

AOG Institutional Diversified Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2022

As a shareholder of the Auction Fund you will incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Auction Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses : The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Auction Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Auction Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Auction Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning shares in different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending		Expenses Paid
	Value	Account Value	Annualized	During the Period
	(4/1/22)	(9/30/22)	Expense Ratio	(4/1/22 to 9/30/22)*
Actual	$1,000.00	$996.10	2.26%	$11.31
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.74	2.26%	$11.41

*	Expenses are equal to the Auction Fund’s annualized expense ratio, multiplied by 183/365 (to reflect the full half-year period).

18

AOG Institutional Diversified Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

AOG Funds 15(c) Disclosure for Approval of Investment Management Agreement

Annual Report for Year Ended September 30, 2022

The Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of the AOG Institutional Diversified Fund (the “Auction Fund”), the AOG Institutional Diversified Tender Fund (the “Tender Fund”) and the AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Auction Fund and the Tender Fund, the “Funds” and each a “Fund”) consist of four individuals, two of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the “Independent Trustees”). The Boards are responsible for the oversight of the Funds and their operations, and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Interested Trustee.

As required under the 1940 Act, the Boards approve the Investment Management Agreement between Alpha Omega Group, Inc. dba AOG Wealth Management (the “Adviser”) and the Funds. As is further discussed and explained below, the Boards, including all of the Independent Trustees, met on July 6, 2022 (the “Meeting”) and approved a new Investment Management Agreement between the Adviser and the Funds (the “New Management Agreement”) for an initial two-year term.

In determining whether to approve the New Management Agreement, the Board evaluated information relevant to its consideration of the New Management Agreement at the Meeting. The Board also considered its regular discussions with management regarding the viability and performance of the Funds.

As part of its discussions with the Adviser, the Board considered the new management fee of 1.49% (the “New Management Fee”) and the potential impact on existing shareholders of the Funds.

In considering the New Management Agreement, the Board reviewed and analyzed various factors with respect to the Funds that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

In addition to the specific factors considered by the Board below, the Board also considered broader factors, such as the responsibility, attention, and diligence the Adviser would need to devote to the Auction Fund once the Auction Fund’s securities were registered under the Securities Act of 1933, as amended (the “1933 Act”), the fees charged by comparable funds, and ensuring that the New Management Fee was competitive to attract portfolio management talent and expand the personnel needed to support a fund whose investor based extended beyond the Adviser’s existing clients. In addition, the Board considered the superior performance of the Auction Fund relative to its peers, the long-term strategic direction for the Auction Fund, and the administrative and operational demands of operating a fund utilizing the Auction Fund’s unique liquidity feature supplied by The Nasdaq Private Market, LLC, in its evaluation of the New Management Fee.

Nature and Quality of Services Provided to the Funds. The Board analyzed the nature, extent and quality of the services provided by the Adviser to the Funds, noting that the Adviser has served as the Funds’ investment advisor since their inception in 2021. The Board concluded that the nature and quality of the services provided by the Adviser to the Funds was appropriate and that the Funds were likely to continue to benefit from services provided under the New Management Agreement.

Scope and Costs of Services Provided. The Board examined the New Management Fee under the New Management Agreement. The Board noted that the New Management Fee under the New Management Agreement (1.49%) is higher than the Management Fee under the existing investment management agreement (the “Existing Management Agreement”) (0.50%). As part of its review at the Meeting, the Board considered the fees realized, and the costs incurred, by the Adviser in providing investment advisory services to the Funds and the profitability to the Adviser of having a relationship with the Funds, as well as the projected profitability information under the new fee structure. The Board noted the fee waivers and unreimbursed expenses for the Funds since inception. At the Meeting, the Board considered the financial information and condition of the Adviser and determined it to be sound.

19

AOG Institutional Diversified Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Also, as part of its review at the Meeting, the Board considered the change in scope of investment management services provided by the Adviser to the Funds. The Board noted that, under the Existing Management Agreement, the Adviser agreed to provide investment management services to the Auction Fund during its private offering of shares. The Board further noted that the Auction Fund is seeking to register its shares with the SEC on Form N- 2. The Board concluded that the Auction Fund’s needs for investment management services have increased and as a Delaware statutory trust registered under the 1940 Act, the Auction Fund will need additional research, marketing, and management support that was not contemplated under the Existing Management Agreement. In particular, the Auction Fund will require additional marketing and management services from the Adviser once its shares are registered under the 1933 Act and it is selling shares to investors that are not already clients of the Adviser. This increased attention and regulatory demands will require the support and resources from Adviser personnel. As a result, the Board determined that the New Management Fee provides appropriate and relative compensation for the increased duties, responsibilities, and resources demanded of the Auction Fund conducting an offering registered under the 1933 Act. At the Meeting, the Board considered the general financial condition of the Adviser and determined it to be sound. In light of all of the information that it received and considered, the Board concluded that the New Management Fee was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies. The Board compared the proposed fees under the New Management Agreement to the comparative data provided and discussed potential economies of scale. The Board noted that the Funds’ proposed advisory fee structure under the New Management Agreement does not contain any breakpoint reductions as the Funds grow in size. However, the Board noted that the Adviser had committed to review the possibility of incorporating breakpoints in the future should assets grow significantly. The Board concluded that the proposed fee structure under the New Management Agreement was reasonable given the Funds’ current and projected asset size under the New Management Agreement.

Benefits Derived from the Relationship with the Funds. The Board noted that the Adviser currently derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making space.

Conclusion. Based on their evaluation of the above factors, as well as other factors relevant to their consideration of the New Management Agreement, the Trustees, two of whom are Independent Trustees, concluded that the approval of (i) the New Management Fee and (ii) the New Management Agreement was in the best interest of the Funds and their shareholders.

20

AOG Institutional Diversified Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

Trustees and Officers. The Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 11911 Freedom Drive, Suite 730, Reston, VA 20190.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Frederick Baerenz (1961)	President and Chief Executive Officer; Indefinite; Since Inception	President and Chief Executive Officer of AOG Wealth Management since 2000.	None
Michelle Whitlock (1990)	Chief Financial Officer and Treasurer; Indefinite; Since Inception	Chief Financial Officer of AOG Wealth Management since 2019; Director of Client Services, 2014-2019.	None

Independent Trustees
John Grady (1961)	Trustee; Indefinite; Since Inception	Attorney/Partner at DLA Piper LLP, 2016- 2019; Practus LLP, 2019 – January 2021. Chief Compliance Officer of ABR Dynamic Funds, January 2021-Present.	None
Kate DiGeronimo (1984)	Trustee; Indefinite; Since Inception	Attorney/Partner at Mound Cotton Wollan & Greengrass LLP.	None

21

AOG Institutional Diversified Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in Past 5 Years
Officers
Frederick Baerenz (1961)	President and Chief Executive Officer; Indefinite; Since Inception	President and Chief Executive Officer of AOG Wealth Management since 2000.
Michelle Whitlock (1990)	Chief Financial Officer and Treasurer; Indefinite; Since Inception	Chief Financial Officer of AOG Wealth Management since 2019; Director of Client Services, 2014-2019.
Jesse Hallee (1976)	Secretary; Indefinite; Since Inception	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC, 2019-Present; Vice President and Managing Counsel, State Street Bank and Trust Company, 2013-2019.
Alexander Woodcock (1989)	Chief Compliance Officer; Indefinite; Since 2022

Director of PINE Advisor Solutions since 2022; CEO and CCO of PINE Distributors LLC since 2022; Adviser Chief Compliance Officer of Destiny Advisors LLC since 2022; Fund Chief Compliance Officer of THOR Financial Technologies Trust since 2022; Vice President of Compliance Services, SS&C ALPS from 2019 to 2022; Manager of Global Operations Oversight, Oppenheimer Funds from 2014 to 2019.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-703-757-8020.

22

AOG FUNDS NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES AOG INSTITUTIONAL DIVERSIFIED FUND, AOG INSTITUTIONAL DIVERSIFIED TENDER FUND AND AOG DIVERSIFIED MASTER FUND (TOGETHER THE “AOG FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AOG Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AOG Funds?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call us at 877-600-3573

23

Who are we	Page 2
Who is providing this notice?	AOG Institutional Diversified Fund, AOG Institutional Diversified Tender Fund and AOG Diversified Master Fund (together the “AOG Funds”)

What we do
How do AOG Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do AOG Funds collect my personal information?

We collect your personal information, for example, when detail is disclosed via an application, in conversation, or regarding your transactions which may include, but is not limited to

●     Name, phone number, social security number, assets, income, and date of birth; and

●     Account number, balance, payments, parties to transactions, or cost basis information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● AOG Funds do not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● AOG Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● AOG Funds do not jointly market.

24

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Investment Adviser
AOG Wealth Management
11911 Freedom Drive, Suite 730
Reston, VA 20190

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

AOG AR22

AOG Institutional Diversified Master Fund

Annual Report

September 30, 2022

The AOG Institutional Diversified Fund (AOGFX) (the “Fund”) was created to equip investors and advisors with a tool to parallel the investment philosophy employed by most large university endowment funds, pension funds, sovereign wealth funds and institutional investors. The Fund’s objective is to provide attractive risk adjusted returns with a focus on both income and growth. By allocating to Private Real Estate, Private Equity and Private Debt investments, we believe the Fund is providing a complement to the standard 60% Stock and 40% Bond (60/40) Portfolio.

The Fund opened to investors in January of 2022 and began investing assets in February of 2022. Through that initial ramp up phase we missed capturing some of the more robust returns experienced by both Real Estate and Private Equity during the first quarter of 2022. Therefore, while the Year to Date (YTD) returns of the Fund compare favorably to the returns of a typical 60/40 portfolio, it does not fully reflect the performance of the various asset classes on a year-to-date basis. Through September 2022 the Fund has returned 2.33% while a 60% S&P 500 Index/40% Bloomberg Aggregate Bond Index portfolio has returned (-20.7%).

In April, some short-term allocations were made to liquid equity ETFs. This ensured that capital was appropriately invested to try and take advantage of the first quarter stock market correction. The Fund’s holdings in equity ETFs have been sold and the capital redeployed into the three main asset classes which are the focus of the Fund. For the foreseeable future, we anticipate that the Fund’s target allocation will be 50% Real Estate, 25% Private Equity and 25% Private Debt.

The Real Estate and Private Equity elements of the portfolio both started the year with very strong performance, but that began to taper off as rising interest rates began to place downward pressure on valuations. The Real Estate category contributed favorably to the YTD returns by adding approximately 4% to the overall return. Private Equity, Private Debt and Public Equity detracted from the annual return by (-0.75%), (-0.65%) and (-0.50%) respectively. While we believe that interest rate increases will eventually lead to higher dividend payments in the Private Credit Sector, the fear of a recession and potential credit impairment caused downward pressure on short term pricing of the loans in these portfolios. Historically, while both Private Credit and Private Equity mark down during recessions and market corrections, high demand Real Estate tends to have more resiliency and less volatility than the overall market.

Additionally, we believe that Private Equity serves as a robust portfolio diversifier since fund managers can call and deploy capital at opportune times (especially in down cycles) to secure assets at accretive valuations. As of the end of the 3rd Quarter of 2022 the Fund has one investment subject to capital calls. We expect more of these investments will be added in the future.

The investment objective of the Fund is to see to provide total return. We believe that including these assets in a portfolio accessible to Accredited Investors levels the “playing field” with not only Qualified Purchasers, but also Institutional Investors who have long enjoyed access to these funds. We further believe that utilizing the 1940 Act structure democratizes this investment strategy in a tax efficient way (1099 reporting vs K1), eases administration (one subscription document vs 24 or more prospectuses and applications) and pools capital in the Fund to access funds that might require $5M to $25M minimum single investments that would be unreachable for most investors. We also believe that creating and advising this Fund through a Retail Registered Investment Advisor allows for broad diversification to many investment platforms in a way that would be difficult for a major distributor to duplicate.

James Ortlip
Chief Investment Officer

AOG Institutional Diversified Master Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the period ended September 30, 2022, compared to its benchmark:

Since Inception
(12/31/2021)
AOG Institutional Diversified Master Fund	3.13%
S&P 500 Total Return Index (a)	(23.87)%

Comparison of the Change in Value of a $10,000 Investment

(a)	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

*	The Fund’s total annual operating expenses, including underlying funds, is 2.40%, per the December 15, 2021 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-877-600-3573.

Holdings By Asset Class as of September 30, 2022	% of Net Assets
Private Real Estate Investment Trusts	33.4%
Private Equity Funds	12.1%
Closed-End Interval Funds - Equity	8.0%
Closed-End Interval Funds - Alternative	8.0%
Private Business Development Companies	7.9%
Open-End Fund	4.1%
Private Investment Fund	4.0%
Closed-End Interval Funds - Real Estate	4.0%
Closed-End Interval Funds - Fixed Income	3.7%
Partnership Interest	0.5%
Money Market Fund	12.0%
Other Assets in Excess of Liabilities	2.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

AOG Institutional Diversified Master Fund
Schedule of Investments
September 30, 2022

Shares		Fair Value
	PRIVATE REAL ESTATE INVESTMENT TRUSTS - 33.4%
105,419	Arctrust III, Inc. (a)	$1,090,681
230,893	Ares Real Estate Income Trust (a)	2,051,694
107,660	Cottonwood Communities (a)	2,229,630
181,338	Hines Global Income Trust, Inc. (a)	2,025,549
31,377	Invesco REIT, Class I (a)	1,020,759
139,721	Jones Lang LaSalle Income Property Trust, Inc. (a)	2,084,632
153,792	Nuveen Global Cities REIT, Inc. (a)	2,005,449
114,486	RREEF Property Trust, Inc. (a)	1,971,444
74,301	Starwood NAV REIT (a)	2,052,945
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS (Cost - $15,767,851)	16,532,783

	CLOSED-END INTERVAL FUNDS - 23.7%
	ALTERNATIVE FUNDS - 8.0%
79,558	CION Ares Diversified Credit Fund (a)	1,942,806
46,200	Conversus Stepstone Private Markets Fund (a)	1,998,631
		3,941,437
	EQUITY FUNDS - 8.0%
52,951	Bluerock Total Income+ Real Estate Fund (a)	2,030,149
45,872	The Private Shares Fund (a)(b)	1,953,680
		3,983,829
	FIXED INCOME FUND - 3.7%
88,214	Apollo Diversified Credit Fund	1,825,143

	REAL ESTATE FUND - 4.0%
62,635	KKR Real Estate Select Trust, Inc. (a)	1,965,496

	TOTAL CLOSED END INTERVAL FUNDS (Cost - $11,985,271)	11,715,905

	PRIVATE EQUITY FUNDS - 12.1%
60,012	CPG Carlyle Commitments (a)(b)	2,045,202
56,131	iCapital KKR Private Markets Fund (a)	1,974,118
135,364	Pomona Investment Fund, Class I (a)(b)	1,999,323
	TOTAL PRIVATE EQUITY FUNDS (Cost - $6,050,206)	6,018,643

	PRIVATE BUSINESS DEVELOPMENT COMPANIES - 7.9%
	ASSET MANAGEMENT - 7.9%
84,842	Apollo Debt Solutions BDC	1,948,812
217,564	Owl Rock Core Income (a)	1,960,248
	TOTAL PRIVATE BUSINESS DEVELOPMENT COMPANIES (Cost - $4,000,000)	3,909,060

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
Schedule of Investments (Continued)
September 30, 2022

Shares		Fair Value
	OPEN-END FUND - 4.1%
76,289	Cantor Fitzgerald Income Trust, Inc. (a)(b) (Cost - $1,969,644)	$2,055,226

	PRIVATE INVESTMENT FUND - 4.0%
95,585	Barings Private Credit Corporation ($2,000,000)	1,991,029

	PARTNERSHIP INTEREST - 0.5%
	ASSET MANAGEMENT - 0.5%
272,500	Alpha Partners Fund III, LP (a) (Cost - $272,500)	229,850

	SHORT-TERM INVESTMENT - 12.0%
	MONEY MARKET FUND - 12.0%
5,959,571	Federated Hermes U.S. Treasury Cash Reserves - Institutional Class, 2.45% (Cost - $5,959,571)(c)	5,959,571

	TOTAL INVESTMENTS - 97.7% (Cost $48,005,043)	$48,412,067
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%	1,126,010
	NET ASSETS - 100.0%	$49,538,077

BDC -	Business Development Company

LP -	Limited Partnership

REIT -	Real Estate Investment Trust

(a)	Illiquid security.

(b)	Non-income producing security.

(c)	Represents seven day yield as of September 30, 2022.

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Assets:
Investments in Securities at Cost	$48,005,043
Investments in Securities at Value	$48,412,067
Advance investment purchase	1,000,000
Dividends and Interest Receivable	206,272
Prepaid Expenses and Other Assets	16,249
Total Assets	49,634,588

Liabilities:
Accrued Advisory Fees	50,384
Accrued legal fees	16,800
Accrued audit fees	10,000
Trustees fees payable	7,609
Accrued administration fees	7,030
Other Accrued Expenses	4,688
Total Liabilities	96,511

Net Assets	$49,538,077

Total Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	3,203,708

Net Asset Value and Offering Price Per Share (Net assets / Total shares of beneficial interest outstanding)	$15.46

Composition of Net Assets:
Paid-in-Capital	$49,167,713
Accumulated Earnings	370,364
Net Assets	$49,538,077

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
STATEMENT OF OPERATIONS
For The Period* Ended September 30, 2022

Investment Income:
Dividend Income	$323,545
Interest Income	24,608
Total Investment Income	348,153

Expenses:
Investment Advisory Fees	80,760
Administration Fees	65,166
Compliance Officer Fees	30,450
Transfer Agent Fees	600
Trustees’ Fees	19,109
Registration & Filing Fees	650
Legal Fees	16,800
Audit Fees	10,000
Printing Expenses	16,376
Fund Accounting Fees	10,476
Custody Fees	6,938
Miscellaneous Expenses	2,500
Total Expenses	259,825
Less: Expenses Waived by the Adviser	(30,376)
Net Expenses	229,449
Net Investment Income	118,704

Net Realized & Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) on:
Investments	(234,482)
Distributions of Realized Gains by Underlying Investment Companies	79,118
Net Realized Loss	(155,364)

Net Change in Unrealized Appreciation on Investments	407,024

Net Unrealized Gain on Investments	251,660

Net Increase in Net Assets Resulting From Operations	$370,364

*	The AOG Institutional Diversified Master Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
STATEMENT OF CHANGES IN NET ASSETS

Period* Ended
September 30,
2022
Operations:
Net Investment Income	$118,704
Net Realized Loss on Investments	(234,482)
Distributions of Realized Gains by Underlying Investment Companies	79,118
Net Change in Unrealized Appreciation on Investments	407,024
Net Increase in Net Assets Resulting From Operations	370,364

Beneficial Interest Transactions:
Proceeds from Shares Issued	49,167,713
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	49,167,713

Net Increase in Net Assets	49,538,077

Net Assets:
Beginning of Period	—
End of Period	$49,538,077

Share Activity:
Shares Issued	3,203,708
Net Increase in Total Shares Outstanding	3,203,708

*	The AOG Institutional Diversified Master Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
STATEMENT OF CASH FLOWS
For The Period* Ended September 30, 2022

Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting From Operations	$370,364
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of Long-Term Portfolio Investments	(44,225,187)
Proceeds From Sale of Long-Term Portfolio Investments	1,656,597
Return of Capital Payments on REITS	288,636
Net Short Term Investment Sales	(5,959,571)

Net Realized Gain on Investments	234,482
Change in Unrealized Depreciation on Investments	(407,024)

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Advance investment purchase	(1,000,000)
Dividends and Interest Receivable	(206,272)
Prepaid Expenses and Other Assets	(16,249)
Increase/(Decrease) in Liabilities:
Accrued Advisory Fees	50,384
Accrued Administration Fees	7,030
Trustees Fees Payable	7,609
Legal Fees Payable	16,800
Audit Fees Payable	10,000
Other Accrued Expenses	4,688
Net Cash Used for Operating Activities	(49,167,713)

Cash Flows From Financing Activities:
Proceeds from Shares Issued	49,167,713
Net Cash Provided by Financing Activities	49,167,713

Net Increase in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—

*	The AOG Institutional Diversified Master Fund commenced operations on December 31, 2021.

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period.

Period* Ended
September 30,
2022
Net Asset Value, Beginning of Period	$15.00
Income From Operations:
Net investment income (a,b)	0.07
Net gain from investments (both realized and unrealized)	0.39
Total from operations	0.46

Net Asset Value, End of Period (e)	$15.46

Total Return (c,d,e)	3.07%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$49,538
Ratio of Expenses to Average Net Assets (f,g)	1.42%
Ratio of Expenses to Average Net Assets (excluding waivers) (f,g)	1.61%
Ratio of Net Investment Income to Average Net Assets (b,f,g)	0.73%
Portfolio turnover rate (d)	7%

*	The AOG Institutional Diversified Master Fund commenced operations on December 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Not Annualized.

(e)	Includes adjustments made in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement purposes and the returns based upon those net assets may differ from the net asset values and returns used for shareholder processing.

(f)	Annualized.

(g)	Does not include the expenses of other investment companies in which the fund invests, if any.

See accompanying notes to financial statements.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	ORGANIZATION

The AOG Institutional Diversified Master Fund is a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. The Master Fund commenced operations on December 31, 2021.

The AOG Institutional Diversified Fund (the “Auction Fund”) and the AOG Institutional Diversified Tender Fund (the “Tender Offer Fund”) together are “Feeder Funds”. As of September 30, 2022, the Tender Offer Fund has not commenced operations.

The Feeder Funds invest substantially all of their assets in the AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. Each Feeder Fund’s portfolio typically will consist solely of the Master Fund’s shares (together with the Feeder Fund Shares, “Shares”). Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund. This form of investment structure is commonly known as a “master feeder” structure. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. The investment objective of each Fund is non-fundamental and, therefore, may be changed without the approval of the shareholders of any Fund (together “Shareholders”). For the convenience of the reader, references to each Feeder Fund’s investments also refer to the Master Fund’s investments and references to the risks of investing in the Master Fund also refer to the risks of investing in each Feeder Fund, except as otherwise provided. The investment objective of each Fund is to seek to provide total return.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Master Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Net Asset Value Determination - The Master Fund calculates its Net Asset Value (“NAV”) as of the close of business on the last business day of each calendar month, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board of Trustees (the “Board”) shall determine (each, a “Determination Date”). In determining its NAV, the Master Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Valuation of Investments –The Valuation Procedures provide that the Master Fund will value its investments in Private Markets Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Master Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in the Master Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Master Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

Market quotations will not be readily available for most of the Master Fund’s investments. To the extent the Fund holds securities or other instruments that are not investments in Private Markets Investment Funds or direct private equity investments, the Fund will generally value such assets as described below.

Equity Securities - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities - If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as the Master Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange-Traded Funds - The Fund may invest in exchange -traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Fair Value Procedures - Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee established by the Board. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of a Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

The Master Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2022 for the Master Fund’s assets measured at fair value:

				Investments
				Valued at
Assets ^	Level 1	Level 2	Level 3	NAV*	Total
Private Real Estate Investment Trusts	$4,056,076	$—	$1,090,681	$11,386,026	$16,532,783
Closed End Interval Funds	9,717,274	—	—	1,998,631	11,715,905
Private Equity Funds	—	—	—	6,018,643	6,018,643
Private Business Development Companies	—	—	—	3,909,060	3,909,060
Open End Fund	—	—	—	2,055,226	2,055,226
Private Investment Fund	—	—	—	1,991,029	1,991,029
Partnership Shares	—	—	—	229,850	229,850
Short-Term Investment	5,959,571	—	—	—	5,959,571
Total	$19,732,921	$—	$1,090,681	$27,588,465	$48,412,067

^	Please refer to the Schedule of Investments for further classification. There were no transfers into or out of Level 3 during the period.

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
			sales and		unrealized
	Beginning	Cost of	principal	Net realized	appreciation/	Transfers into	Transfers out of	Ending Balance
	Balance	purchases	paydowns	gain	(depreciation)	Level 3	Level 3	9/30/22
Investment Interests Private Real Estate Investment Trusts	$—	$1,000,000	$—	$—	$90,681	$—	$—	$1,090,681
Total Investments	$—	$1,000,000	$—	$—	$90,681	$—	$—	$1,090,681

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of September 30, 2022:

	Fair Value as of			Single Input or Range
Investment Type	9/30/22	Valuation Technique(s)	Unobservable Input(s)	of Inputs
Equity Investments	$1,090,681	Cost Method	Index Correlation	N/A
Total	$1,090,681

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

As of September 30, 2022, the Fund had unfunded commitments and/or contingencies for the below listed securities:

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms

Alpha Partners Fund III, LP	4/11/2022	Private Equity	Private Equity	$229,850	$770,150		NA	NA	NA
Apollo Debt Solutions BDC	6/1/2022 & add on 8/1/22	Private Credit	Senior Secured Lending	$1,948,812	$—	Perpetual	Quarterly	Quarterly tender window of about 30-days	5% of Aggregate shares outstanding (NAV or Number of shares) Shares held for less than one year and tendered for repurchase will be repurchased at 98% of NAV.
Apollo Diversified Credit Fund (CRDIX) formerly Griffin Institutional Access Credit	3/8/2022, 6/10/22, 9/7/22	Private Credit	Mid-Market BDC	$1,825,143	$—	Perpetual	Quarterly	No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).	Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline.
Arctrust III, Inc.	3/15/2022	Real Estate	Necessity Retail Real Estate	$1,090,681	$—		NA	NA	NA
Ares Real Estate Income Trust	4/1/2022 & 7/1/2022	Real Estate	Core Real Estate	$2,051,694	$—	Perpetual	Monthly	Redemption requests must be received on the second to last business day of the month	Up to 2% per month or 5% per quarter of REITs aggregate NAV
Barings Private Credit Corporation	5/2/2022 & add on 7/1/2022	Private Credit	Private Credit	$1,991,029	$—	Perpetual BDC	Quarterly	Quarterly tender window of about 30-days	5% of shares of common stock outstanding
Bluerock Total Income+ Real Estate Fund	3/8/2022 and 9/7/2022	Real Estate	Core Real Estate	$2,030,149	$—	Perpetual	Quarterly	Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).	The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.
Cantor Fitzgerald Income Trust, Inc.	4/1/2022 & 8/1/2022	Real Estate	Core Real Estate	$2,055,226	$—	Perpetual	Monthly	Available monthly, paperwork must be received in good order two to three business days prior to the monthly deadline.	Under the Amended SRP, the Company may repurchase during any calendar month shares of its common stock whose aggregate value (based on the repurchase price per share in effect when the repurchase is effected) is 2% of the aggregate NAV as of the last calendar day of the previous month and during any calendar quarter whose aggregate value (based on the repurchase price per share in effect when the repurchase is effected) is up to 5% of the Company’s aggregate NAV as of the last calendar day of the prior calendar quarter. There is no minimum holding period for shares under the Amended SRP and stockholders may request that the Company redeem their shares at any time. However, shares that have not been outstanding for at least one year will be redeemed at 95% of the redemption price.
CION Ares Diversified Credit Fund (CADUX)	4/22/2022 & 5/20/2022 & 6/10/22 & 9/7/22	Private Credit	Private Credit	$1,942,806	$—	Perpetual	Quarterly	Shareholder notice will be sent at least 21 days before the repurchase request deadline. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.	The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline.
Conversus Stepstone Private Markets Fund	4/1/2022 and 6/1/2022	Private Equity	Private Equity	$1,998,631	$—	Perpetual	Quarterly	Approximately 35 days prior to the Valuation Date.	On a quarterly basis, at the discretion of the Board oof Trustees , SPRIM offers a share repurchase program for up to 5% of the Fund’s outstanding shares per quarter. The Fund does not impose any charges in connection with repurchases of Shares except with respect to Shares held less than one year. An early repurchase fee (the “Early Repurchase Fee”) payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares. The Early Repurchase Fee will equal 2.00% of the NAV
Cottonwood Communities	2/1/2022 & add on 6/1/2022	Real Estate	Multifamily Real Estate	$2,229,630	$—	Perpetual	Monthly	Prior to 4pm two business days prior to the deadline for the month. If a repurchase request is received after 4:00 p.m. (Eastern time) on the second to last business day of the applicable month, the repurchase request will be executed, if at all, on the next month’s Repurchase Date at the transaction price applicable to that month (subject to any early repurchase deduction), unless such request is withdrawn prior to the repurchase.	Shares held less than one year will be redeemed at 95% of transaction price; Class T, Class D and Class I shares that have not been outstanding for at least one year will be repurchased at 95.0% of the transaction price.
CPG Carlyle Commitments	5/2/2022 &8/1/2022	Private Equity	Private Equity	$2,045,202	$—		Quarterly	Quarterly tender window of about 30-days; All requests must be in good order on the last day of the tender period.	Up to 5% of fund’s NAV 2% Early repurchase fee for repurchases within 1 year of investment
Hines Global Income Trust	2/1/2022 & add on 8/1/22	Real Estate	Global Real Estate	$2,025,549	$—	Perpetual	Monthly	Redemption requests must be received on the second to last business day of the month	5% Quarterly Limitation No Minimum holding period (shares held less than one year will be redeemded at 95% of price)
iCapital KKR Private Markets Fund	6/1/2022 & 8/1/2022	Private Equity	Private Equity	$1,974,118	$—		Quarterly	The date which is 40 business days after the Commencement Date (date in which the offer begins) Subject to the conditions set out in the Offer, note: tendered by Shareholders by 12:00 midnight, Eastern time, on the Notice Date (or, if the Offer is extended, by 12:00 midnight, Eastern time, on the latest applicable Notice Date)	Up to 5% of fund’s NAV 2% Early repurchase fee for repurchases within 1 year of investment
Invesco REIT, Class I	7/1/2022 & 10/3/2022	Real Estate	Core Real Estate	$1,020,759	$—	Perpetual	Monthly	Requests must be received in good order at least two business days before month-end	Total repurchases are limited to 2% of aggregate NAV per month and 5% per calendar quarter. There is no lock-up period; however, shares not held for at least 12 months will be repurchased at 95% of NAV.
Jones Lang LaSalle Income Property Trust, Inc.	2/22/2022 & 7/14/22	Real Estate	Core Real Estate	$2,084,632	$—	Perpetual	Daily	There are various limitations on your ability to request that we repurchase your shares, including, subject to certain exceptions, a one-year holding period. Otherwise redemptions are processed the business day after receiving the form in good order at the transfer agent.	5% Quarterly Limitation Shares are not eligible for repurchase for the first year after purchase except upon death or disability of the stockholder.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms

KKR Real Estate Select Trust	5/2/2022 & add on 8/15/2022	Real Estate	Core Real Estate	$1,965,496	$—	Perpetual	Quarterly	Quarterly tender window of about 30-days; All requests must be in good order on the last business day of the tender period by 4pm Eastern.	The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the board of directors of the Fund, in its sole any Common Stock properly tendered will be repurchased by the Fund.
Nuveen Global Cities REIT, Inc.	5/2/2022 & 6/1/2022	Real Estate	Core Real Estate	$2,005,449	$—	Perpetual	Monthly	To have your shares repurchased, your repurchase request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month.	Overall limit of 2% of NAV per month and 5% of NAV per calendar quarter Shares held for less than one year will be repurchased at 95% of that month’s transaction price
Owl Rock Core Income	2/1/2022 & 6/1/2022	Private Credit	Mid-Market Direct Lending	$1,960,248	$—	Perpetual BDC	Quarterly	Quarterly tender window of about 30-days; All requests must be in good order on the last day of the tender period.	Up to 5%/quarter; 20%/year (share repurchase plan); No early withdrawal charge
Pomona Investment Fund, Class I	7/1/2022 for both	Private Equity	Private Equity	$1,999,323	$—		Quarterly	Quarterly tender window of about 21-days; All requests must be in good order on the last day of the tender period.	Up to 5% of fund’s NAV 2% Early repurchase fee for repurchases within 1 year of investment
RREEF Property Trust, Inc.	4/29/2022 & 7/14/2022	Real Estate	Core Real Estate	$1,971,444	$—	Perpetual	Daily	Shares will be redeemed at the Company’s net asset value per share for the class of shares being redeemed on the day that the redemption request is deemed to be in good order.	The total amount of redemptions in any calendar quarter will be limited to the shares of our common stock whose aggregate value (based on the redemption price per share on the date of the redemption) is equal to 5% of our combined NAV for such classes of stock as of the last day of the previous calendar quarter. The maximum amount of redemptions during any quarter may never exceed 10% of the combined NAV for such
									classes of stock as of the last day of the previous calendar quarter.
Starwood NAV REIT	4/1/2022 & 6/1/2022	Real Estate	Core Real Estate	$2,052,945	$—	Perpetual	Monthly	To have your shares repurchased, your repurchase request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month.	Shares not held for at least one year will be repurchased at 95% of that month’s transaction price. Overall limit of 2% of SREIT portfolio level NAV per month, and 5% of SREIT portfolio level NAV per calendar quarter
The Private Shares Fund (PIIVX)	2/22/2022 & 9/12/22	Private Equity	Late-Stage VC	$1,953,680	$—	Perpetual	Quarterly	Shareholders will receive notification of each Repurchase Request Deadline with instructions on how to submit a repurchase request no less than 21 days and no more than 42 days in advance of that Repurchase Deadline.	Quarterly tenders for up to 5% of the Fund’s outstanding shares at NAV
TOTAL				$42,452,496	$770,150

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or as soon as the information becomes available and interest income is recorded on the accrual basis.

Expenses – The Master Fund, and therefore, Shareholders, bears all expenses incurred in the business on a pro-rata portion of the operating expenses, including any charges, allocations and fees to which the Master Fund is subject as an investor in the private markets investment funds.

Federal Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the year ended September 30, 2022. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – In the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

3.	AGREEMENTS

AOG Wealth Management serves as the Funds’ investment adviser (the “Adviser”). In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Feeder Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of each Feeder Fund. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund.

The Adviser voluntarily agreed to reimburse the Fund for all expenses accrued for the month ended January 31, 2022. Such reimbursement amounted to $30,376.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Master Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2022, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$48,005,043	$980,552	$(573,528)	$407,024

5.	TAX COMPONENTS OF CAPITAL

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$118,704	$—	$(155,364)	$—	$—	$407,024	$370,364

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $155,364.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

6.	RISKS

Investment in a Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in a Fund are set forth below.

Certain risk factors below discuss the risks of investing in Private Markets Investment Funds.

Equity Securities Risk – When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer -specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to other instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed and there is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Real Estate Securities Risks – The Fund may invest in publicly-traded and non-traded REITs or Private Markets Investment Funds that hold real estate as well as invest in real estate directly through a REIT Subsidiary. As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by, among other things: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage.

REIT Risk – REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Restricted and Illiquid Investments Risk – The Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Private Markets Investment Funds – The managers of the Private Markets Investment Funds in which the Fund may invest may have relatively short track records and that may rely on a limited number of key personnel. The portfolio companies in which the Private Markets Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. The Fund will not necessarily have the opportunity to evaluate the information that a Private Markets Investment Fund uses in making investment decisions.

AOG Institutional Diversified Master Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Master-Feeder Structure – The Feeder Funds and the Master Fund are part of a “master-feeder” structure. While it currently has no intention to do so, the Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Feeder Funds. In addition, because each Feeder Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in a Feeder Fund. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Shares repurchased, this may reduce the amount of a Feeder Fund’s Master Fund Shares that may be repurchased by the Master Fund and, therefore, the amount of Feeder Fund Shares that may be repurchased by a Feeder Fund.

7.	PURCHASES AND SALES

For the period ended September 30, 2022, the cost of purchases and proceeds from the sale of securities, other than long-term U.S. Government and short-term securities, amounted to $44,225,187 and $1,656,597, respectively, for the Master Fund. There were no purchases or sales of long-term U.S. Government securities during the period.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

AOG Institutional Diversified Master Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AOG Institutional Diversified Master Fund (the “Fund”), including the schedule of investments, as of September 30, 2022, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period December 31, 2021 (commencement of operations) through September 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period December 31, 2021 through September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, brokers, and other appropriate parties. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of AOG Institutional Diversified Master Fund since 2022.

Philadelphia, Pennsylvania

November 29, 2022

AOG Institutional Diversified Master Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2022

As a shareholder of the Master Fund you will incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending		Expenses Paid
	Value	Account Value	Annualized	During the Period
	(4/1/22)	(9/30/22)	Expense Ratio	(4/1/22 to 9/30/22)*
Actual	$1,000.00	$1,000.00	1.09%	$5.46
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.60	1.09%	$5.52

*	Expenses are equal to the Master Fund’s annualized expense ratio, multiplied by 183/365 (to reflect the full half-year period).

AOG Institutional Diversified Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

AOG Funds 15(c) Disclosure for Approval of Investment Management Agreement

Annual Report for Year Ended September 30, 2022

The Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of the AOG Institutional Diversified Fund (the “Auction Fund”), the AOG Institutional Diversified Tender Fund (the “Tender Fund”) and the AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Auction Fund and the Tender Fund, the “Funds” and each a “Fund”) consist of four individuals, two of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the “Independent Trustees”). The Boards are responsible for the oversight of the Funds and their operations, and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Interested Trustee.

As required under the 1940 Act, the Boards approve the Investment Management Agreement between Alpha Omega Group, Inc. dba AOG Wealth Management (the “Adviser”) and the Funds. As is further discussed and explained below, the Boards, including all of the Independent Trustees, met on July 6, 2022 (the “Meeting”) and approved a new Investment Management Agreement between the Adviser and the Funds (the “New Management Agreement”) for an initial two-year term.

In determining whether to approve the New Management Agreement, the Board evaluated information relevant to its consideration of the New Management Agreement at the Meeting. The Board also considered its regular discussions with management regarding the viability and performance of the Funds.

As part of its discussions with the Adviser, the Board considered the new management fee of 1.49% (the “New Management Fee”) and the potential impact on existing shareholders of the Funds.

In considering the New Management Agreement, the Board reviewed and analyzed various factors with respect to the Funds that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

In addition to the specific factors considered by the Board below, the Board also considered broader factors, such as the responsibility, attention, and diligence the Adviser would need to devote to the Auction Fund once the Auction Fund’s securities were registered under the Securities Act of 1933, as amended (the “1933 Act”), the fees charged by comparable funds, and ensuring that the New Management Fee was competitive to attract portfolio management talent and expand the personnel needed to support a fund whose investor based extended beyond the Adviser’s existing clients. In addition, the Board considered the superior performance of the Auction Fund relative to its peers, the long-term strategic direction for the Auction Fund, and the administrative and operational demands of operating a fund utilizing the Auction Fund’s unique liquidity feature supplied by The Nasdaq Private Market, LLC, in its evaluation of the New Management Fee.

Nature and Quality of Services Provided to the Funds. The Board analyzed the nature, extent and quality of the services provided by the Adviser to the Funds, noting that the Adviser has served as the Funds’ investment advisor since their inception in 2021. The Board concluded that the nature and quality of the services provided by the Adviser to the Funds was appropriate and that the Funds were likely to continue to benefit from services provided under the New Management Agreement.

Scope and Costs of Services Provided. The Board examined the New Management Fee under the New Management Agreement. The Board noted that the New Management Fee under the New Management Agreement (1.49%) is higher than the Management Fee under the existing investment management agreement (the “Existing Management Agreement”) (0.50%). As part of its review at the Meeting, the Board considered the fees realized, and the costs incurred, by the Adviser in providing investment advisory services to the Funds and the profitability to the Adviser of having a relationship with the Funds, as well as the projected profitability information under the new fee structure. The Board noted the fee waivers and unreimbursed expenses for the Funds since inception. At the Meeting, the Board considered the financial information and condition of the Adviser and determined it to be sound.

AOG Institutional Diversified Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Also, as part of its review at the Meeting, the Board considered the change in scope of investment management services provided by the Adviser to the Funds. The Board noted that, under the Existing Management Agreement, the Adviser agreed to provide investment management services to the Auction Fund during its private offering of shares. The Board further noted that the Auction Fund is seeking to register its shares with the SEC on Form N- 2. The Board concluded that the Auction Fund’s needs for investment management services have increased and as a Delaware statutory trust registered under the 1940 Act, the Auction Fund will need additional research, marketing, and management support that was not contemplated under the Existing Management Agreement. In particular, the Auction Fund will require additional marketing and management services from the Adviser once its shares are registered under the 1933 Act and it is selling shares to investors that are not already clients of the Adviser. This increased attention and regulatory demands will require the support and resources from Adviser personnel. As a result, the Board determined that the New Management Fee provides appropriate and relative compensation for the increased duties, responsibilities, and resources demanded of the Auction Fund conducting an offering registered under the 1933 Act. At the Meeting, the Board considered the general financial condition of the Adviser and determined it to be sound. In light of all of the information that it received and considered, the Board concluded that the New Management Fee was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies. The Board compared the proposed fees under the New Management Agreement to the comparative data provided and discussed potential economies of scale. The Board noted that the Funds’ proposed advisory fee structure under the New Management Agreement does not contain any breakpoint reductions as the Funds grow in size. However, the Board noted that the Adviser had committed to review the possibility of incorporating breakpoints in the future should assets grow significantly. The Board concluded that the proposed fee structure under the New Management Agreement was reasonable given the Funds’ current and projected asset size under the New Management Agreement.

Benefits Derived from the Relationship with the Funds. The Board noted that the Adviser currently derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making space.

Conclusion. Based on their evaluation of the above factors, as well as other factors relevant to their consideration of the New Management Agreement, the Trustees, two of whom are Independent Trustees, concluded that the approval of (i) the New Management Fee and (ii) the New Management Agreement was in the best interest of the Funds and their shareholders.

AOG Institutional Diversified Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

Trustees and Officers. The Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 11911 Freedom Drive, Suite 730, Reston, VA 20190.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Frederick Baerenz (1961)	President and Chief Executive Officer; Indefinite; Since Inception	President and Chief Executive Officer of AOG Wealth Management since 2000.	None
Michelle Whitlock (1990)	Chief Financial Officer and Treasurer; Indefinite; Since Inception	Chief Financial Officer of AOG Wealth Management since 2019; Director of Client Services, 2014-2019.	None

Independent Trustees
John Grady (1961)	Trustee; Indefinite; Since Inception	Attorney/Partner at DLA Piper LLP, 2016- 2019; Practus LLP, 2019 – January 2021. Chief Compliance Officer of ABR Dynamic Funds, January 2021-Present.	None
Kate DiGeronimo (1984)	Trustee; Indefinite; Since Inception	Attorney/Partner at Mound Cotton Wollan & Greengrass LLP.	None

AOG Institutional Diversified Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in Past 5 Years
Officers
Frederick Baerenz (1961)	President and Chief Executive Officer; Indefinite; Since Inception	President and Chief Executive Officer of AOG Wealth Management since 2000.
Michelle Whitlock (1990)	Chief Financial Officer and Treasurer; Indefinite; Since Inception	Chief Financial Officer of AOG Wealth Management since 2019; Director of Client Services, 2014-2019.
Jesse Hallee (1976)	Secretary; Indefinite; Since Inception	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC, 2019-Present; Vice President and Managing Counsel, State Street Bank and Trust Company, 2013-2019.
Alexander Woodcock (1989)	Chief Compliance Officer; Indefinite; Since 2022

Director of PINE Advisor Solutions since 2022; CEO and CCO of PINE Distributors LLC since 2022; Adviser Chief Compliance Officer of Destiny Advisors LLC since 2022; Fund Chief Compliance Officer of THOR Financial Technologies Trust since 2022; Vice President of Compliance Services, SS&C ALPS from 2019 to 2022; Manager of Global Operations Oversight, Oppenheimer Funds from 2014 to 2019.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-703-757-8020.

AOG FUNDS NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES AOG INSTITUTIONAL DIVERSIFIED FUND, AOG INSTITUTIONAL DIVERSIFIED TENDER FUND AND AOG DIVERSIFIED MASTER FUND (TOGETHER THE “AOG FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AOG Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AOG Funds?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call us at 877-600-3573

Who are we	Page 2
Who is providing this notice?	AOG Institutional Diversified Fund, AOG Institutional Diversified Tender Fund and AOG Diversified Master Fund (together the “AOG Funds”)

What we do
How do AOG Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do AOG Funds collect my personal information?

We collect your personal information, for example, when detail is disclosed via an application, in conversation, or regarding your transactions which may include, but is not limited to

●     Name, phone number, social security number, assets, income, and date of birth; and

●     Account number, balance, payments, parties to transactions, or cost basis information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● AOG Funds do not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● AOG Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● AOG Funds do not jointly market.

Investment Adviser
AOG Wealth Management
11911 Freedom Drive, Suite 730
Reston, VA 20190

Administrator
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year πas an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

AOG AR22

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	The code of ethics is not posted on the registrant’s website.

(f)	A copy of the code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The registrant’s audit committee financial expert is John Grady. Mr. Grady is “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for the last fiscal year for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

2022       $7,000

(b)

Audit-Related Fees.  There were no fees billed in the last fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance are as follows:

2022       $3,000

(d)

All Other Fees.   The aggregate fees billed in the last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended September 30, 2022.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant. If the chairman is delegated the authority to grant pre-approvals of audit and non-audit services, such pre-approval decisions are required to be reviewed with the full audit committee at the next scheduled meeting.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended September 30, 2022 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant’s proxy voting policies and procedures are filed under Item 13(a)(4) hereto. The registrant delegates proxy voting decisions to its investment adviser. The proxy voting policies and procedures of the registrant’s investment adviser are filed under Item 13(a)(5).

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

	Title	Years with AOG	Years of PMs Experience
Frederick Baerenz	President & Chief Executive Officer	Since 2000	Since 2000
James Ortlip	Chief Investment Advisor	Since 2009	Since 2001

(a)(2)

Other Accounts. In addition to the registrant, Messrs. Baerenz and Ortlip may also be responsible for the day-to-day advisement of certain other accounts, as indicated by the following table (“Other Accounts”). The information below is provided as of September 30, 2022, and excludes accounts where they have advisory but not discretionary authority.

Registered Investment Companies			Other Pooled Investment Vehicles
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Frederick Baerenz	0	$0	0	$0	488	$142
James Ortlip	0	$0	0	$0	354	$80

Conflicts of Interests. Adviser-advised accounts may have overlapping investment objectives and strategies with the registrant and will invest in private markets investments similar to those targeted by the registrant. In addition, certain Adviser employees may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to all clients, including the registrant. The Adviser uses reasonable efforts to ensure fairness and transparency in the allocation of limited capacity in primary partnership, secondary partnership and direct portfolio company private equity investments. We have designed the allocation process and policy to be clear and objective with the intent of limiting subjective judgment. Our policy focuses on eligibility, priority, materiality, and transparency.

Notwithstanding the generality of the foregoing, when allocating any particular investment opportunity among the registrant and other Adviser-advised accounts, the Adviser will take into account relevant factors, such as: (1) a client’s investment objectives and model portfolio guidelines and targets, including minimum and maximum investment size requirements, (2) the composition of a client’s portfolio,(3) the nature of any requirements or constraints placed on an investment opportunity (e.g., conditions imposed by a GP of an underlying fund), (4) transaction sourcing or an investor’s relationship with a GP, (5) the amount of capital available for investment by a client, (6) a clients’ liquidity, (7) tax implications and other relevant legal, contractual or regulatory considerations, (8) the availability of other suitable investments for a client, and (9) any other relevant limitations imposed by or set forth in the applicable offering and organizational documents of the client. There can be no assurance that the factors set forth above will result in a client, including the registrant, participating in all investment opportunities that fall within its investment objectives. In fact, until the registrant has obtained co-investment exemptive relief, only those investment opportunities that are not determined to be appropriate for other Adviser-advised accounts will be made available to the registrant.

(a)(3)

Compensation for Messrs. Baerenz and Ortlip comprises a base salary with bonuses. The base salary is consistent with industry standards for each individual’s level and is adjusted based on merit. Base salary is reviewed annually during performance reviews. All bonuses are based upon individual performance and overall business profitability.

(a)(4)

Neither portfolio manager beneficially owned shares of the registrant as of September 30, 2022.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

None.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable.

(a)(4) Proxy Voting Policy and Procedures of the registrant are filed herewith.

(a)(5) Proxy Voting Procedures of the Adviser are filed herewith.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ Frederick Baerenz

By Frederick Baerenz Principal Executive Officer
Date: 12/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Frederick Baerenz

By Frederick Baerenz Principal Executive Officer
Date: 12/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Michelle Whitlock

By Michelle Whitlock Principal Financial Officer
Date: 12/7/2022